UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ironclad Managed Risk Fund
(Ticker Symbol: IRONX)

ANNUAL REPORT
September 30, 2016

Ironclad Managed Risk Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	12
Schedule of Investments	13
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Ironclad Managed Risk Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.IroncladFunds.com

Ironclad Investments LLC
Total Returns as of September 30, 2016

	S&P 500 Index	CBOE S&P 500 PutWrite Index	Ironclad Managed Risk Fund (IRONX)
1-Year Total Return	15.43%	9.56%	2.13%
1-Year Standard Deviation	13.84%	7.31%	4.11%
5-Year Annualized Total Return	16.37%	10.72%	6.20%
5-Year Standard Deviation	11.42%	7.35%	4.72%
Since Inception Annualized Total Return	13.23%	8.21%	6.24%
Since Inception Standard Deviation	11.77%	7.93%	4.77%
	IRONX returns are net of fees and expenses

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call (888) 979-IRON (4766).

Standard Deviation is a common measure of the volatility of investment returns.

Inception date for the Fund is 10/14/2010.

A redemption fee of 2.00% will be imposed on redemptions or exchanges of shares you have owned for 30 days or less. Please see the Prospectus for more information.

Gross and net expense ratios for the Fund were 1.28% and 1.25% as of the prospectus dated February 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated before that date only by the Trust’s Board of Trustees.

The CBOE S&P 500 PutWrite Index is an unmanaged index, which systematically sells one-month, at-the-money, put options on the S&P 500 Index collateralized by a portfolio of Treasury Bills. The S&P 500 Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not reflect expenses, fees or sales charge, which would lower performance.

Equity markets fluctuate based on price movements.

The value of the Fund’s positions in options will fluctuate in response to changes in the values of the assets they track and may be subject to greater fluctuations in value than investments in the underlying assets. The risk involved in selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to buy the underlying security from the purchaser at an exercise price that is higher than its prevailing market price. The trading of options is a highly specialized activity that entails greater than ordinary investment risks.

Fixed-income securities respond to economic developments, particularly interest rate changes and the creditworthiness of individual issuers. Changes in interest rates may cause the value of a security to fluctuate, with lower rated securities more volatile than higher rated securities. Changes to or the withdrawal of a rating may result in the security becoming less liquid or losing value.

Ironclad Managed Risk Fund (IRONX)
Annual Shareholder Letter

To Our Fellow Shareholders:

OVERVIEW
Last year, we concluded our Annual Shareholder Letter by asking a question, “How does the Federal Reserve withdraw from a policy designed to inflate asset prices without deflating asset prices?” After seven years at the zero bound, our question was answered when the Federal Reserve raised rates by a quarter point on December 16, 2015. The Federal Reserve’s desire to normalize interest rates triggered a rise in the dollar and a collapse in commodity prices, as concerns over the Chinese economy intensified and forecasts for global growth declined. These factors led to U.S. stocks’ worst start to a year in history (dating back to 1897).

Markets abruptly reversed this record drop when the Bank of Japan and the European Central Bank expanded their asset purchases to record levels. The Federal Reserve followed suit by abandoning its rate normalization path and forecasting a more accommodative stance on monetary policy. These interventionist policies continue to dominate asset prices and speak to the fragility of the current market. Disappointingly, monetary policy is intertwined with the markets and the markets are entirely dependent on monetary policy.

PERFORMANCE
Periods of slowing economic growth and declining earnings have historically coincided with periods of high volatility. We identified the following deteriorating trends and prepared for a period of high volatility in 2016.

GDP subsequently declined over 60%:

Average Annual GDP Growth
Q1 2015 - Q2 2016
4%
3%
2%
1%
0%
3.3%
3.0%
2.2%
1.9%
1.6%
1.3%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

Source: U.S. Dept. of Commerce Bureau of Economic Analysis

Earnings continued to decrease for five consecutive quarters of year-over-year declines:

Source: S&P Dow Jones Indices

Earnings previously recorded five consecutive quarters of year-over-year declines during the global financial crisis (Q3 2008 through Q3 2009), the early 2000s recession (Q2 2001 through Q2 2002) and the early 1990s recession (Q2 1991 through Q2 1992).

Earnings are on pace to extend the negative streak to six consecutive quarters with estimates for 2016 declining over 18%:

Source: S&P Dow Jones Indices

This deteriorating backdrop led to a dramatic surge in volatility spikes:

Number of VIX 1-Day Spikes > 25%
1990 - 2016
12
10
8
6
4
2
0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Source: CBOE

While the 2016 number is annualized, it has already tied the 2011 record of eight volatility spikes. Consequently, our decision to reduce risk was prudent. Our benchmark, the CBOE S&P 500 PutWrite Index (PUT), was exposed to 77% of the S&P 500’s decline over the eight year-to-date volatility spikes. IRONX was only exposed to 41% of the market’s decline over the same period.

Since 1990, the market had transitioned from a low volatility regime (VIX < 15) to a high volatility regime (VIX > 25) eight times. The average high volatility regime lasted 556 days:

Source: CBOE

From a relative performance perspective, the worst-case scenario for our investment process is a sudden violent bout of volatility that disappears as quickly as it appeared. Under that scenario, our investment process absorbs a loss in a high volatility environment and must recoup the loss in a low volatility environment. Fortunately, that scenario is rare, but when it occurs, it does not give us the opportunity to adequately monetize the increase in volatility.

Unfortunately, that rare scenario occurred twice in 2016:

Date VIX > 25	VIX	Date VIX < 15	VIX	Days in Cycle
1/8/2016	27.01	3/16/2016	14.99	68
6/24/2016	25.76	7/1/2016	14.77	7

As a result, the VIX experienced a cluster of record declines:

VIX's 10 Largest Consecutive Daily Declines
1990 - 2016
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
-45%
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016

Source: CBOE

Despite having a 27-year history, the VIX is experiencing record declines on an increasingly frequent basis. In other words, volatility regimes, which were persistent, now seem fleeting. As an example, volatility cycles have historically unfolded over several quarters, if not years, but in the wake of the BREXIT vote, we witnessed an entire volatility cycle over seven days.

Regrettably, our risk controls went unappreciated, as central banks repeatedly intervened to placate markets. Our benchmark, the CBOE S&P 500 PutWrite Index (PUT), benefitted from these collapses in volatility, as they coincided with the expiration of monthly options. However, as volatility spiked and equities declined between expirations, PUT’s risk controls were exhausted:

Relative Performance During Declines

	S&P 500	PUT	IRONX
12/1/15 – 2/11/16	-12.63%	-7.70%	-4.47%
6/23/16 – 6/27/16	-5.34%	-2.77%	-1.21%
9/6/16 – 9/14/16	-2.71%	-2.06%	-0.18%

Since Inception October 14, 2010
	S&P 500	PUT	IRONX
Annualized Return	13.23%	8.21%	6.24%
Standard Deviation	11.77%	7.93%	4.77%
	IRONX returns are net of fees and expenses

PUT’s recent relative outperformance stemmed from its absence of risk controls amid significant market declines. While PUT was entirely dependent on a substantial market rebound, our investment process monetized the spikes in volatility during each decline to mitigate our path dependence.

OUTLOOK
A myopic fixation on central banks has driven global markets into a perverse cycle where bad news drives prices higher in anticipation of additional monetary stimulus from central banks. As an example, Standard & Poor's Dow Jones Indices calculated a record $2.1 trillion loss for global equity markets the day after the BREXIT vote in June. However, this record loss was quickly recouped as the Bank of England embarked on a new quantitative easing program in response to the spike in volatility.

There has been a preponderance of bad news around the world, which has led to extraordinary levels of monetary stimulus. The Bank of Japan, the European Central Bank and the Bank of England are currently purchasing $200 billion in assets each month through various iterations of quantitative easing. That is a record global total that has sent bond yields plummeting. Two years ago, negative yielding debt was virtually unheard of, but today there is over $13 trillion in negative yielding debt.

Why are investors tripping over themselves to purchase a bond guaranteed to lose money? Because they plan on selling it to someone else at a higher price. Think of it as the world’s largest game of greater fool with central banks acting as the ultimate fools.

Asset purchases by central banks have not been limited to government bonds. The European Central Bank sparked a rally in March when it expanded its asset purchases to corporate bonds. The Bank of Japan currently owns 60% of Japan’s domestic ETF shares and is projected to be the largest shareholder in 25% of the Nikkei 225 by the end of 2017, according to estimates compiled by Bloomberg from the central bank’s exchange-traded fund holdings.

Traditionally, the Federal Reserve relied on interest rates as its primary monetary policy tool. After lowering interest rates to zero in 2008, the Federal Reserve pursued a series of unconventional policies to provide unprecedented levels of monetary stimulus. Given our proximity to the zero bound, the Federal Reserve can no longer rely on its traditional toolset.

The policy tools of foreign central banks provide insight into the tools the Federal Reserve may deploy during the next recession. Federal Reserve Chair Janet Yellen’s recent speech at the annual Jackson Hole symposium was titled, “The Federal Reserve's Monetary Policy Toolkit: Past, Present, and Future.” In the speech, she stated, “future policymakers might choose to consider some additional tools that have been employed by other central banks.”

She followed up on that comment during a Q&A session at an event sponsored by the Kansas City Fed:

Question from attendee: “If the Fed had the legal authority to purchase equities, how would that option impact monetary policy, if at all?”

Fed Chair Yellen’s response: “Well that's a great question because I did mention in my remarks at Jackson Hole that the Federal Reserve is more restricted in what assets it can purchase than many central banks around the world and for example now the Bank of Japan is purchasing equities and corporate bonds and the European Central Bank is also purchasing corporate bonds so these purchase programs work by trying to produce a more accommodative set of financial conditions that will improve spending.”

Unfortunately for Chair Yellen, those controversial policies have failed to stimulate spending. However, they have succeeded in suppressing volatility, which may be the Fed Chair’s primary focus. The Fed first pursued extraordinary policies of quantitative easing to inflate asset prices in the hopes that consumers would feel wealthier and spend more money. While they succeeded in inflating asset prices, the transmission mechanism never gained traction and economic growth remains elusive.

Monetary policy is now consumed with maintaining these inflated asset prices. However, there are risks associated with these extreme policies. By suppressing yields, central banks are fueling speculation by forcing investors up the risk curve in search of higher returns. Excessive risk-taking leaves the financial system more susceptible to shocks. As previously indicated, the dramatic increase in volatility spikes we are experiencing is no coincidence. For this reason, central banks are bringing forth more and more extreme policies to address the risks they have created.

There are also unintended consequences. Record low bond yields have spurred a deluge in corporate bond issuance that is on pace to exceed last year’s record $1.3 trillion, bringing total issuance during the past five years to more than $6 trillion. Worse yet, companies are issuing debt to fund stock buybacks and dividends rather than investing in capital expenditures. This misallocation of capital has contributed to the decline in earnings and the weak productivity in the U.S. economy. Quite simply, this is another form of excessive risk taking that has left corporate America with record levels of leverage on its balance sheet.

Currency pressures have also forced foreign central banks to take on excessive risk. In an effort to weaken the Swiss Franc, the Swiss National Bank has amassed a $130 billion global stock portfolio making it the world’s eighth largest public investor. Of that total, $62 billion is invested in U.S. stocks, up from $39 billion a year earlier. It is important to note the rationale behind these purchases. The mandate for these equity investments is not to turn a profit, but to weaken the Swiss Franc for the benefit of Swiss exporters. The Swiss Francs used to fund these purchases were created through monetary stimulus. They did not previously exist.

There was significant discussion surrounding the extent to which governments should intervene during the last financial crisis. However, we do not hear the same conversations today. What happens to a capitalist system, and to society, when private enterprises are nationalized through central bank purchases? Will prices continue to be dictated by the flows of central banks? Will management have the same incentives and obligations when there is a ready and willing buyer for their debt and equity? Will central banks be passive holders or will political pressures play a role?

These interventionist monetary policies also decrease the burden on law makers to address issues through fiscal policy. Consequently, populism has seen a dramatic rise on both ends of the political spectrum in the U.S. and in Europe. This is not surprising since the holders of the assets being inflated are disproportionate to the population as a whole.

These risks continue to grow as unconventional monetary policies intended to provide a temporary boost to the economy during times of crisis have transformed into conventional monetary policies focused on asset prices. However, there is one more risk. What happens if the Federal Reserve succeeds in stimulating spending? Will Chair Yellen penalize asset prices by raising rates?

Analysts at Goldman Sachs recently opined that a 1 percentage point increase in Treasury yields would lead to $1 trillion in losses. That is the conundrum. How does the Federal Reserve withdraw from a policy designed to inflate asset prices without deflating asset prices?

The scale of unconventional monetary policy speaks to the fragility of the current market. David Kostin, Chief US Equity Strategist for Goldman Sachs, commented on the degree to which monetary policy has expanded the P/E multiples on stocks:

“The current P/E expansion cycle is now one of the largest in history. Since September 2011, S&P 500 forward P/E has grown by 75% (from 10x to 18x). This expansion has only been surpassed twice since 1976, when the multiple rose by 111% from 1984-1987 (ending with the 22% Black Monday collapse) and by 115% from 1994-1999 (ending with the Tech Bubble pop).”

– David Kostin, Chief US Equity Strategist, Goldman Sachs

Historically, stock prices have been strongly correlated with earnings, as one would expect. However, the extraordinary levels of monetary stimulus have dramatically reversed that correlation from +0.91 to -0.98 over the past year:

S&P 500 vs S&P 500 Earnings per Share
1996 - 2016
S&P 500 PR
S&P 500 EPS (Right Axis)
2200
2000
1800
1600
1400
1200
1000
800
600
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Source: S&P Dow Jones Indices

The dramatic reversal in correlations is not isolated to earnings:

In a 2005 speech titled “Housing Bubbles and Monetary Policy,” Chair Yellen stated, “arguments against trying to deflate a bubble outweigh those in favor of it.” This is consistent with the Fed’s previous experience during the tech bubble when she stated, “The Fed chose not to try to burst the bubble. Instead, it did its very best to pick up the pieces when the bubble finally popped.”

While the numerous data points justified our cautious 2016 positioning, we recognize that in a policy driven market, this prudence has so far gone unappreciated. However, we see no shortage of potential volatility catalysts as global growth continues to slow, economic data continues deteriorating, corporate America continues falling further into recession, political discord in Europe continues escalating and the rhetoric surrounding the presidential election continues intensifying.

Regardless of the future path of interest rates, monetary policy has driven equities to historically overvalued levels. As volatility increases, we believe IRONX’s process of managing risk will continue to differentiate itself as a compelling alternative with an attractive risk/reward profile. We look forward to continuing our role as stewards of your capital.

Sincerely,
Rudy Aguilera
Portfolio Manager

The views in this letter were those of the Fund Manager at the time of writing this report and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Ironclad Managed Risk Fund
FUND PERFORMANCE at September 30, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the CBOE S&P 500 PutWrite Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The CBOE S&P 500 PutWrite Index is an unmanaged index, which systematically sells one-month, at-the-money, put options on the S&P 500 Index collateralized by a portfolio of Treasury Bills.

The S&P 500 Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. The indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of September 30, 2016	1 Year	5 Years	Since Inception	Inception Date
Ironclad Managed Risk Fund	2.13%	6.20%	6.24%	10/14/10
CBOE S&P 500 PutWrite Index	9.56%	10.72%	8.21%	10/14/10
S&P 500 Index	15.43%	16.37%	13.23%	10/14/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 979-IRON (4766).

Gross and net expense ratios for the Fund were 1.28% and 1.25%, respectively, which were the amounts stated in the current prospectus dated February 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

Ironclad Managed Risk Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2016

Number of Contracts		Value
	PURCHASED OPTIONS CONTRACTS – 1.7%
	CALL OPTIONS – 0.9%
	S&P 500 INDEX
265	Exercise Price: $2,140.00, Expiration Date: October 7, 2016	$857,275
280	Exercise Price: $2,170.00, Expiration Date: October 14, 2016	467,600
280	Exercise Price: $2,155.00, Expiration Date: October 21, 2016	852,600

	TOTAL CALL OPTIONS (Cost $1,868,037)	2,177,475

	PUT OPTIONS – 0.8%
	S&P 500 INDEX
265	Exercise Price: $2,115.00, Expiration Date: October 7, 2016	68,237
280	Exercise Price: $2,135.00, Expiration Date: October 14, 2016	278,600
280	Exercise Price: $2,135.00, Expiration Date: October 21, 2016	390,600
700	Exercise Price: $1,400.00, Expiration Date: December 16, 2016	36,750
700	Exercise Price: $2,000.00, Expiration Date: December 16, 2016	1,277,500

	TOTAL PUT OPTIONS (Cost $7,183,066)	2,051,687

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $9,051,103)	4,229,162

Principal Amount
	SHORT-TERM INVESTMENTS – 99.3%
$169,693,231	UMB Money Market Fiduciary, 0.01%[1]	169,693,231
75,000,000	United States Treasury Bill, 0.00%, 11/10/2016[2]	74,985,600

	TOTAL SHORT-TERM INVESTMENTS (Cost $244,669,097)	244,678,831

	TOTAL INVESTMENTS – 101.0% (Cost $253,720,200)	248,907,993
	Liabilities in Excess of Other Assets – (1.0)%	(2,408,695)

	TOTAL NET ASSETS –100.0%	$246,499,298

Number of Contracts
	WRITTEN OPTIONS CONTRACTS – (0.9)%
	CALL OPTIONS – (0.3)%
	S&P 500 INDEX
(265)	Exercise Price: $2,175.00, Expiration Date: October 7, 2016	(223,925)
(280)	Exercise Price: $2,195.00, Expiration Date: October 14, 2016	(138,600)

Ironclad Managed Risk Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2016

Number of Contracts		Value

	WRITTEN OPTIONS CONTRACTS (Continued)
	CALL OPTIONS (Continued)
(280)	Exercise Price: $2,185.00, Expiration Date: October 21, 2016	$(348,600)

	TOTAL CALL OPTIONS (Proceeds $702,439)	(711,125)

	PUT OPTIONS – (0.6)%
	S&P 500 INDEX
(530)	Exercise Price: $2,085.00, Expiration Date: October 7, 2016	(51,675)
(25)	Exercise Price: $2,135.00, Expiration Date: October 7, 2016	(12,375)
(560)	Exercise Price: $2,120.00, Expiration Date: October 14, 2016	(411,600)
(25)	Exercise Price: $2,165.00, Expiration Date: October 14, 2016	(45,500)
(560)	Exercise Price: $2,110.00, Expiration Date: October 21, 2016	(523,600)
(25)	Exercise Price: $2,150.00, Expiration Date: October 21, 2016	(44,375)
(1,400)	Exercise Price: $1,700.00, Expiration Date: December 16, 2016	(367,500)

	TOTAL PUT OPTIONS (Proceeds $5,883,705)	(1,456,625)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $6,586,144)	$(2,167,750)

[1]	The rate is the annualized seven-day yield at period end.
[2]	Security segregated as cover for open written option contracts.

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
SUMMARY OF INVESTMENTS
As of September 30, 2016

Security Type	Percent of Total Net Assets
Short-Term Investments	99.3%
Purchased Options Contracts	1.7%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2016

Assets:
Investments, at value (cost $244,669,097)	$244,678,831
Purchased options contracts, at value (cost $9,051,103)	4,229,162
Total Investments (cost $253,720,200)	248,907,993
Receivables:
Fund shares sold	107,048
Interest	1,389
Prepaid expenses	6,255
Total assets	249,022,685

Liabilities:
Written options contracts, at value (proceeds $6,586,144)	2,167,750
Fund shares redeemed	26,515
Advisory fees	228,509
Administration fees	29,746
Auditing fees	17,525
Fund accounting fees	14,882
Custody fees	9,338
Transfer agent fees and expenses	8,154
Chief compliance officer fees	2,829
Trustees' fees and expenses	516
Accrued other expenses	17,623
Total liabilities	2,523,387

Net Assets	$246,499,298

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$243,415,346
Accumulated net realized gain on puchased options contracts and written options contracts	3,477,765
Net unrealized appreciation (depreciation) on:
Investments	9,734
Purchased options contracts	(4,821,941)
Written options contracts	4,418,394
Net Assets	$246,499,298

Shares of beneficial interest issued and outstanding	22,714,749
Net asset value per share	$10.85

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2016

Investment Income:
Interest	$186,351
Total investment income	186,351

Expenses:
Advisory fees	3,053,178
Administration fees	250,602
Fund accounting fees	84,366
Transfer agent fees	40,004
Registration fees	37,999
Custody fees	35,287
Shareholder reporting fees	23,601
Legal fees	19,498
Auditing fees	17,498
Chief compliance officer fees	15,100
Miscellaneous	7,799
Trustees' fees and expenses	7,502
Total expenses	3,592,434
Advisory Fees waived	(122,913)
Net expenses	3,469,521
Net investment loss	(3,283,170)

Realized and Unrealized Gain (Loss) from Investments, Purchased Options Contracts and Written Options Contracts:
Net realized gain on:
Purchased options contracts	3,557,068
Written options contracts	6,364,216
Net realized gain	9,921,284
Net change in unrealized appreciation/depreciation on:
Investments	2,222
Purchased options contracts	(2,043,880)
Written options contracts	1,023,973
Net change in unrealized appreciation/depreciation	(1,017,685)
Net realized and unrealized gain on investments, purchased options contracts
and written options contracts	8,903,599

Net Increase in Net Assets from Operations	$5,620,429

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(3,283,170)	$(4,125,023)
Net realized gain on purchased options contracts and
written options contracts	9,921,284	4,899,742
Net change in unrealized appreciation/depreciation on investments,
purchased options contracts and written options contracts	(1,017,685)	1,279,211
Net increase in net assets resulting from operations	5,620,429	2,053,930

Distributions to Shareholders:
From net realized gains	(6,245,573)	(22,750,114)
Total distributions to shareholders	(6,245,573)	(22,750,114)

Capital Transactions:
Net proceeds from shares sold	34,463,165	81,894,529
Reinvestment of distributions	6,079,576	22,496,977
Cost of shares redeemed[1]	(109,565,424)	(102,813,636)
Net increase (decrease) in net assets from capital transactions	(69,022,683)	1,577,870

Total decrease in net assets	(69,647,827)	(19,118,314)

Net Assets:
Beginning of period	316,147,125	335,265,439
End of period	$246,499,298	$316,147,125

Capital Share Transactions:
Shares sold	3,231,092	7,352,355
Shares reinvested	563,968	2,098,599
Shares redeemed	(10,212,816)	(9,367,087)
Net increase (decrease) from capital share transactions	(6,417,756)	83,867

[1]	Net of redemption fee proceeds of $2,354, and $7,319, respectively.

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014		For the Year Ended September 30, 2013		For the Year Ended September 30, 2012
Net asset value, beginning of period	$10.85		$11.54		$11.10		$11.59		$10.52
Income from Investment Operations:
Net investment loss[1]	(0.13)		(0.14)		(0.14)		(0.13)		(0.14)
Net realized and unrealized gain on investments	0.36		0.23		1.17		0.55		1.68
Total from investment operations	0.23		0.09		1.03		0.42		1.54

Less Distributions:
From net realized gain	(0.23)		(0.78)		(0.59)		(0.91)		(0.47)
Total distributions	(0.23)		(0.78)		(0.59)		(0.91)		(0.47)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$10.85		$10.85		$11.54		$11.10		$11.59

Total return[3]	2.13%		0.89%		9.62%		3.95%		15.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$246,499		$316,147		$335,265		$307,107		$203,345

Ratio of expenses to average net assets:
Before fees waived	1.29%		1.28%		1.26%		1.25%		1.25%
After fees waived	1.25%		1.25%		1.25%		1.25%		1.25%
Ratio of net investment loss to average net assets:
Before fees waived	(1.22)%		(1.27)%		(1.25)%		(1.22)%		(1.23)%
After fees waived	(1.18)%		(1.24)%		(1.24)%		(1.22)%		(1.23)%

Portfolio turnover rate	-%		-%		-%		-%		-%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

Note 1 – Organization
Ironclad Managed Risk Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to achieve current income and gains. The Fund commenced investment operations on October 14, 2010.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options
The Fund utilizes options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium received is added to the proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. If a put option is exercised, the premium received is subtracted from the proceeds of the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Under normal circumstances, the Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The Fund’s investment advisor seeks to reduce the overall volatility of returns of the Fund by managing a portfolio of options. For defensive purposes, or if the options expire, the Fund may invest up to 100% of its assets in cash, cash equivalents or debt instruments issued by entities that carry an investment-grade rating by a national ratings agency. When the Fund takes a defensive position, the Fund may not achieve its investment objective.

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

Transactions in option contracts written for the year ended September 30, 2016 were as follows:

	Number of Contracts	Premiums Received
Outstanding at September 30, 2015	5,250	$8,802,421
Options written	53,506	79,626,706
Options terminated in closing purchasing transactions	(42,086)	(62,536,904)
Options expired	(12,720)	(19,306,079)
Options exercised	-	-
Outstanding at September 30, 2016	3,950	$6,586,144

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS stature of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended September 30, 2013-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment loss or net realized gain may differ from the character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

(f) Short-term Investments
The Ironclad Managed Risk Fund invests a significant amount (68.8% as of September 30, 2016) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets. The Fund’s investment in the UMB Money Market Fiduciary is in excess of federally insured limits. Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk. The risk is managed by monitoring the financial institution in which the deposits are made.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ironclad Investments LLC (the “Advisor”). Under the terms of the Agreement, the Advisor is entitled to receive from the Fund an annual management fee that decreases as assets increase, as follows: 1.10% on the first $1 billion, 1.05% on the next $2 billion, and 1.00% on assets in excess of $3 billion, calculated daily and payable monthly, of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended September 30, 2016, the Advisor waived $122,913. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At September 30, 2016, the amount of these potentially recoverable expenses was $267,435.

The Advisor may recapture all or a portion of this no later than September 30, of the years stated below:

2017	$32,531
2018	111,991
2019	122,913
Total:	$267,435

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2016, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$248,898,259

Gross unrealized appreciation	$9,734
Gross unrealized depreciation	-
Net unrealized appreciation	$9,734

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ -	$ 3,283,170	$ (3,283,170)

As of September 30, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	3,074,218
Tax accumulated earnings	3,074,218

Accumulated capital and other losses	-
Net unrealized appreciation	9,734
Total accumulated earnings	$3,083,952

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

The tax character of the distributions paid during the fiscal year ended September 30, 2016 and September 30, 2015 were as follows:

Distributions paid from:	2016	2015
Ordinary Income	$277,382	$7,335,596
Net long-term capital gains	5,968,191	15,414,518
Total distributions paid	$6,245,573	$22,750,114

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended September 30, 2016 and the year ended September 30, 2015, the Fund received $2,354 and $7,319 respectively, in redemption fees.

Note 6 – Investment Transactions
The Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). The Fund did not have any purchases or sales of investments with maturities of one year or more during the year ended September 30, 2016.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how this information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Purchased Options Contracts	$4,229,162	$-	$-	$4,229,162
Short-Term Investments
Money Market	169,693,231	-	-	169,693,231
U.S. Treasury Bill	-	74,985,600	-	74,985,600
Total Assets	$173,922,393	$74,985,600	$-	$248,907,993

Liabilities
Written Options Contracts	$2,167,750	$-	$-	$2,167,750

*	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the year ended September 30, 2016.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of September 30, 2016 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$4,229,162	Written options contracts, at value	$2,167,750
Total		$4,229,162		$2,167,750

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2016

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2016 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$3,557,068	$6,364,216
Total	$3,557,068	$6,364,216

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$(2,043,880)	$1,023,973	$(1,019,907)
Total	$(2,043,880)	$1,023,973	$(1,019,907)

The quarterly average volumes of derivative instruments as of September 30, 2016 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Number of contracts	2,980
	Written options contracts	Number of contracts	(4,205)

Note 10 – Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Ironclad Managed Risk Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ironclad Managed Risk Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2016

Ironclad Managed Risk Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the fiscal year ended September 30, 2016, the Fund designates $5,968,191 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 979–IRON (4766). The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	81	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	81	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	81	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	81	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	81	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

Ironclad Managed Risk Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel (2010 – 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Ironclad Managed Risk Fund
EXPENSE EXAMPLE
For the Six Months Ended September 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and redemption fees and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/16	9/30/16	4/1/16 – 9/30/16
Actual Performance	$ 1,000.00	$ 1,025.50	$ 6.32
Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.30

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Ironclad Managed Risk Fund
A series of Investment Managers Series Trust

Investment Advisor
Ironclad Investments LLC
1420 Celebration Boulevard, Suite 200
Celebration, Florida 34747

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ironclad Managed Risk Fund	IRONX	461418 642

Privacy Principles of the Ironclad Managed Risk Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ironclad Managed Risk Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 979-IRON (4766) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 979-IRON (4766) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 979-IRON (4766). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ironclad Managed Risk Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 979-IRON (4766)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-979-4766.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$14,800	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 08, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/09/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/09/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/09/16